UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 31, 2010

SIGNET JEWELERS LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-32349	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton Bermuda	HM11
(Address of Principal Executive Offices)	(Zip Code)

(44) 207- 317- 9700
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other events.

Following completion of its fiscal year ended January 30, 2010, Signet Jewelers Limited (“Signet” or the “Company”) became subject to all of the reporting requirements of the Securities Exchange Act of 1934, as amended, and all other rules and regulations applicable to a U.S. domestic issuer.  As previously disclosed, at August 1, 2009, the last day of Signet’s most recently completed second fiscal quarter, more than 50% of the Company’s shares were believed to be held beneficially by US residents and therefore, after January 30, 2010, Signet no longer qualifies for “foreign private issuer” status.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2010	SIGNET JEWELERS LIMITED

		By:	/s/ Mark A. Jenkins
			Name:	Mark A. Jenkins
			Title:	Group Company Secretary